                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2001
                                                  ------------------

                             Datatec Systems, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                0-20688         94-2914253
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)

                  23 Madison Road, Fairfield, New Jersey 07004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (973) 808-4000

                                      N/A
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          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.
            -------------

            On November 2, 2001, Registrant exchanged 100,000 shares of Series A
Preferred  Stock of eDeploy.com,  Inc., a wholly owned  subsidiary of Registrant
("eDeploy"),  held by Cisco  Systems,  Inc.  ("Cisco") for  1,021,382  shares of
Common Stock of Registrant (the "Shares"). This exchange was pursuant to a Stock
Purchase   Agreement  by  and  between   Registrant  and  Cisco  (the  "Purchase
Agreement").  Under  the  Purchase  Agreement,  Cisco was  granted  an option to exchange  the Shares  for  shares of common  stock of eDeploy in the event of an initial public offering by eDeploy or the Common Stock of Registrant is delisted from The Nasdaq  National  Market,  prior to  November  2, 2002.  Cisco was also granted an option to  exchange  the  Shares  for a portion of the  consideration receivable  by eDeploy or  Registrant in the event of the sale of all the assets or equity of eDeploy to a third party  prior to  November  2, 2002.  The parties also entered into an Investor Rights Agreement  pursuant to which Cisco received certain  registration  rights with respect to the Shares. The Purchase Agreement
and  the  Investor  Rights   Agreement  are  attached  hereto  as  exhibits  and
incorporated herein by reference.

                                       -2-

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.
            --------------------------------------------------------

       (b)  Pro Forma Financial Information:

                              DATATEC SYSTEMS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEETS

                                                                    AS OF JULY 31, 2001
                                                                    -------------------

                                                                                       PRO FORMA
                                                                                       ---------
                                                           HISTORICAL     ADJUSTMENTS             RESULTS
                                                           ----------     ------------            -------
ASSETS

    CURRENT ASSETS

        CASH & CASH EQUIVALENTS                              172,000                               172,000
        RECEIVABLES, NET                                      23,819,000                            23,819,000
        INVENTORY                                              4,343,000                             4,343,000
        PREPAID EXPENSES & OTHER CURRENT ASSETS              718,000                               718,000
                                                             -----------                           -----------
            TOTAL CURRENT ASSETS                              29,052,000                            29,052,000

        PROPERTY & EQUIPMENT, NET                          4,659,000                             4,659,000
        GOODWILL, NET                                          2,665,000                             2,665,000
        OTHER ASSETS                                           5,671,000                             5,671,000
                                                             -----------                           -----------
            TOTAL ASSETS                                      42,047,000                            42,047,000
                                                             ===========                           ===========
LIABILITIES & SHAREHOLDERS' (DEFICIT) EQUITY

    CURRENT LIABILITIES

        SHORT TERM BORROWINGS                                 17,553,000                            17,553,000
        ACCOUNTS PAYABLE                                       8,388,000                             8,388,000
        ACCRUED AND OTHER LIABILITIES                          5,818,000                             5,818,000
        DUE TO RELATED PARTIES                                 1,414,000                             1,414,000
                                                             -----------                           -----------
            TOTAL CURRENT LIABILITIES                         33,173,000                            33,173,000
                                                             -----------                           -----------
        MINORITY INTEREST                                      9,695,000    (9,695,000)(a)                   0

SHAREHOLDERS' EQUITY

        COMMON STOCK                                              34,000         1,000 (a)              35,000
        ADDITIONAL PAID-IN CAPITAL                            43,328,000     9,694,000 (a)          53,022,000
        ACCUMULATED DEFICIT                                  (43,834,000)                          (43,834,000)
        ACCUMULATED COMPREHENSIVE LOSS                          (349,000)                             (349,000)
                                                              -----------                           -----------

        TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                    (821,000)                            8,874,000
                                                              -----------                           -----------
    TOTAL LIABILITIES & SHAREHOLDERS' (DEFICIT) EQUITY    42,047,000                            42,047,000
                                                              ===========                           ===========

    (a)     THIS ADJUSTMENT REPRESENTS THE ACCOUNTING FOR THE EXCHANGE OF SERIES
            A PREFERRED  STOCK OF  EDEPLOY.COM, INC., FOR NEWLY ISSUED SHARES OF
            DATATEC SYSTEMS, INC. COMMON STOCK

                                       -3-

                              DATATEC SYSTEMS, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                                               AS OF JULY 31, 2001
                                                               -------------------

                                                                           PRO FORMA
                                                                           ---------
                                                 HISTORICAL        ADJUSTMENTS     RESULTS
                                                 ----------        -----------     -------

REVENUES                                         18,248,000                      18,248,000

COST OF REVENUES                                 11,874,000                      11,874,000
                                                -----------                   -------------

GROSS PROFIT                                      6,374,000                       6,374,000

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES      7,403,000                       7,403,000
                                                -----------                   -------------
OPERATING LOSS                                   (1,029,000)                     (1,029,000)

INTEREST EXPENSE                                    582,000                         582,000
                                                -----------                   -------------
LOSS BEFORE MINORITY INTEREST                    (1,611,000)                     (1,611,000)

MINORITY INTEREST                                   170,000                         170,000
                                                -----------                   -------------
NET LOSS                                         (1,781,000)                     (1,781,000)
                                                ===========                   =============

LOSS PER SHARE
BASIC AND DILUTED

NET LOSS                                        ($      .05)                  ($        .05)
                                                ===========                   =============
 WEIGHTED AVERAGE COMMON SHARES - BASIC          33,844,000      1,021,000       34,865,000
                                                ===========    ===========    =============
 WEIGHTED AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES - DILUTED                     33,844,000      1,021,000       34,865,000
                                                ===========    ===========    =============

                                       -4-

            (c)  Exhibits:

                 None

                                       -5-

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             DATATEC SYSTEMS, INC.

                                             By: /s/ Isaac J. Gaon
                                                ---------------------
                                                Isaac J. Gaon
                                                Chief Executive Officer

DATE: November 5, 2001

                                       -6-